Supplement dated January 4, 2017 to the following:

Spinnaker® Variable Annuity Prospectus dated May 1, 2016 as supplemented
Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented
Symetra True Variable Annuity® Prospectus dated May 1, 2016 as supplemented

Effective December 31, 2016, Calvert Research and Management is the investment advisor to the Calvert portfolios, replacing Calvert Investment Management, Inc. All references in the prospectuses to Calvert Investment Management, Inc. are replaced with Calvert Research and Management. In addition, World Asset Management. Inc. is no longer sub-adviser to Calvert VP EAFE International Index Portfolio and Calvert Research and Management is managing the Calvert VP EAFE International Index Portfolio directly.